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                                                                EXHIBIT 10.36



                       CIGARETTE MANUFACTURING AGREEMENT

         THIS AGREEMENT is made this 1st day of January, 2000, between BROWN & WILLIAMSON TOBACCO CORPORATION, a Delaware corporation ("B&W"), and STAR TOBACCO AND PHARMACEUTICALS, INC., a Virginia corporation ("Star"), individually a "Party" and collectively, the "Parties".

         WHEREAS, B&W and Star are in the business of manufacturing cigarettes, including the manufacture and processing of component parts of cigarettes; and

         WHEREAS, Star is willing to pay B&W to manufacture for sale to Star and Star agrees to purchase its designated requirements of Star cigarette brands from B&W; and

         WHEREAS, B&W will provide additional services to Star, including the procurement of leaf stocks, blend formulation and administrative services;

         NOW THEREFORE, in consideration of the mutual representations, warranties and covenants and subject to the terms and conditions herein contained, the Parties hereto agree as follows:

         1.       Definitions.

         "B&W's Factory" means B&W's manufacturing facility located in Macon, Georgia.

         "Blended Tobacco" means the tobacco which B&W blends or prepares, having the specification and properties set forth in Appendix A, for use in manufacturing the cigarettes for Star pursuant to this Agreement.

         "Bonded Warehouse" means a warehouse of Star which qualifies as a bonded warehouse under the regulations promulgated by the Department of Treasury, Division of Alcohol, Tobacco and Firearms.


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         "Brands" means the individual brandnames of cigarettes marketed and sold by Star, or its subsidiaries, under trademarks owned by or licensed to Star, or its subsidiaries, which Star elects to have B&W manufacture and package for Star pursuant to the terms of this Agreement.

         "Cigarette Materials" means filters, tipping paper, cigarette paper and packaging materials including, but not limited to, labels, foil, cellophane, box blanks, carton blanks and case packaging materials.

         "Cylinders" means the dies utilized to print the packaging materials for the Brands.

         "Materials" means Cigarette Materials and Tobacco Materials.

         "Orders" shall mean Star's weekly written instructions to manufacture cigarettes pursuant to this Agreement.

         "Star's Specifications" means the properties and ingredients of Star's cigarette brands in the respective Styles as set forth in Appendix A attached hereto and made a part hereof, as revised from time to time by written agreement of the Parties.

         "Stick" means one cigarette.

         "Style" means a type of cigarette such as: (i) kings, or 100's, or
(ii) filter or non-filter, or (iii) menthol or non-menthol, or (iv) a combination of any two or more of the foregoing with respect to any Brand.

         "Style/Brand" means an individual Style of a Brand.

         "Supply Agreement for Star Scientific Blend" means an agreement between Star and B&W dated January 1, 2000 for the supply of blended cut tobacco to Star by B&W.

         "Tobacco Materials" means casings, Blended Tobacco, flavorings and other materials normally utilized in the production of cigarettes but excluding Cigarette Materials.



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         2.       Manufacturing of Star's Brands.

                  2.01 During the term of this Agreement and subject to the terms and provisions hereof, B&W agrees to acquire and blend cut tobacco which will comply with Star's Specifications in sufficient quantities to manufacture for Star the quantities of cigarettes which Star orders from B&W pursuant to the terms of this Agreement and B&W agrees to manufacture, package and ship Star's designated requirements of the cigarettes for each Style/Brand in accordance with Star's Orders which conform to the terms and provisions of this Agreement.

         3.       Forecasts, Requirements, Minimum Production Quantities.

                  3.01 Star shall provide B&W by July 1st of each year a forecast and commitment ("Firm Commitment") for its requirements for cigarettes to be manufactured under this Agreement for the next calendar year (by blend if more than one blend is contemplated), and an estimate of the requirements for cigarettes for the calendar year following the year for which the Firm Commitment was issued. The Firm Commitment will be utilized by B&W as the basis for acquiring the necessary Tobacco Materials to manufacture the Brands.

                  3.02 [***]

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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                  3.03 [***]

                  3.04 B&W will manufacture additional Styles/Brands at Star's request provided that the volume for each [***].

                  3.05 All Orders under this Agreement shall be submitted to B&W at B&W's Factory and shall set forth the weekly quantity for each Style/Brand, and the general shipping instructions including a destination address which must be a Bonded Warehouse. Star will provide weekly orders, for its weekly requirements. The weekly Orders shall be issued to B&W at least two weeks prior to the week shipment is requested. The weekly total quantity of


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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Styles/Brands shall be fixed, but daily shipments may be varied provided Star gives B&W two (2) days advance written notice. The terms and conditions of this
Agreement: (i) shall be deemed incorporated into and made a part of each Order, and (ii) shall not be modified, supplemented, or superseded by any terms or conditions in a purchase order or acknowledgment or acceptance thereof except as expressly agreed to in a writing separate from such purchase order signed by authorized representatives of both Parties and specifying the extent to which such purchase order overrides the terms and conditions of this Agreement. B&W shall accept all Orders that conform to the terms of this Agreement which are consistent with the Firm Commitment issued in accordance with paragraph 3.01 provided that Star is not in default under this Agreement.

         4.       Pricing and Payment.

                  4.01 B&W shall invoice Star for the quantity of the Brands shipped by B&W on a weekly basis. [***]


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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[***]

                  4.02 Any changes by Star to Star's Specifications (as to cigarettes or tobacco blend), packaging, Star's ability to utilize random health warnings, or a change in the importation duty rates and/or the Tariff Rate Quota (TRQ) system or changes in other costs to import tobacco into the United States which is used in the Blended Tobacco, will give B&W the right to renegotiate the pricing set forth in Appendix B. For cigarettes to be delivered after December 31, 2000, Star will provide B&W by November 1 of the preceding year with a 12-month forecast breaking down its Firm Commitment under Paragraph 3 by Style and Brand, and pricing for the ensuing 12-month period will be determined by B&W on an annual basis and appended hereto as Appendix B based upon changes in stock availability, market conditions, buying expense, anticipated processing yields, and other manufacturing costs.

                  4.03 Actual costs for transportation by an independent bonded carrier, insurance, other standard commercial charges and any tax, duty or payment to or for the benefit of a governmental entity, or payments required by statute or regulation, incurred with respect to cigarettes manufactured by B&W for Star under this agreement, will be for Star's account. These charges will be noted separately from the standard manufactured price and will be invoiced separately. Star will pay, without offset or setoff, all amounts due to B&W for manufacturing of the Brands, freight insurance and other applicable charges within ten (10) days of the date of B&W's invoice by wire transfer to:


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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                     [***]

                  4.04 In the event Star does not timely pay any amounts due B&W pursuant to this Agreement, Star shall pay late charges on such past due amounts at a monthly rate of [***].

                  4.05 B&W hereby reserves a vendor's lien purchase money security interest in the Brands sold to Star to secure the payment of the purchase price of the Brands as provided for in this Agreement. Star will execute such additional instruments as B&W may reasonably request in order to perfect the purchase money security interest hereby reserved.

         5.       Delivery, Shipment, Risk of Loss.

                  5.01 Identification of the goods to the contract shall occur and therefore title and risk of loss will transfer to Star when they are placed in the hands of the carrier. Freight from [***] to Star's Bonded
Warehouse in Petersburg, Virginia will be coordinated and paid by B&W but billed to Star as an additional charge with each invoice.

                  5.02 The shipping pallets will remain the property of B&W. Star shall return the shipping pallets to B&W's Factory or other designated location within thirty (30) days of


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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receipt at Star's expense. The returned pallets shall be reasonably clean, neatly stacked, and properly secured.

         6.       Term

                  6.01 The initial term of this Agreement shall terminate on [***] and thereafter it shall automatically renew for successive one-year renewal terms, subject to the right of either Star or B&W to terminate this Agreement for any reason on at least one (1) year's prior written advance notice to the other Party but such notice may not be effective until [***]. Notwithstanding the foregoing provisions of this paragraph, the provisions of
Section 6 shall survive any expiration or earlier termination of this Agreement.

                  6.02 This Agreement may also be terminated by either Party in the event of any material breach of any of the terms hereof, if the offending Party, after having been given written notice of such breach, shall fail to cure such breach within [***] of receipt of such notice. In such event, the non-offending Party may elect to give notice of termination of this Agreement, effective as of the date provided in such notice, but no later than [***] after the expiration of the cure period. Failure to so terminate within such [***] period shall be deemed to be a waiver only of the specific event of breach with respect to which such notice of breach was given.

                  6.03 [***]

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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[***]

                  6.04 The Parties agree that these notice provisions are adequate in all circumstances, and, on termination of this Agreement in accordance with this paragraph, neither Party shall be liable for any costs or liabilities of the other associated with or resulting from such termination except as provided in this Agreement.

         7.       Insurance

                  7.01 During the term of this agreement [***] shall maintain in full force and effect adequate insurance for its benefit which shall provide for coverage in an amount equal to at least the replacement cost of the production materials, including any tobacco leaf, and any finished manufactured cigarettes which are in [***] possession or control at the time of any loss or damage thereto.

         8.       Indemnification

                  8.01 Each Party hereby agrees to indemnify, protect, save and keep harmless the other Party, its parent, affiliates and subsidiaries and the directors, officers, employees, agents, successors and assigns of each of them, from and against any and all liabilities,


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obligations, costs, expenses (including reasonable attorneys' fees), losses, damages, penalties, judgments, claims, actions and suits brought by or through any third Party (herein collectively called "liabilities") imposed on, incurred or asserted against any one or more of them because of the breach of the other Party's obligations hereunder.

                  8.02 Star agrees to indemnify, protect, save and keep harmless B&W, its parent, affiliates and subsidiaries and the directors, officers, employees, agents, successors and assigns of each of them, from and against any and all liabilities, obligations, costs, expenses (including reasonable attorneys' fees), losses, damages, penalties, judgments, claims, actions and suits brought by or through any third Party (hereinafter collectively called "the liabilities") imposed on, incurred by or asserted against any one or more of them because of the sale, resale, consumption or use of any of the cigarettes manufactured by B&W for Star pursuant to this Agreement. This indemnity does not apply where the cigarettes supplied by B&W fails to meet Star's Specifications and the liabilities for which this indemnity is claimed result from such failure by B&W.

                  8.03 Each Party agrees to give the other Party prompt written notice of any claimed liabilities coming within the purview of this Article 11 and to cooperate fully in the defense thereof.

                  8.04 EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, B&W MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND TO STAR OR ITS CUSTOMERS, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. FURTHERMORE, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE




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RESPONSIBLE FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR
EXEMPLARY DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATING TO THE USE OF THE STAR SCIENTIFIC BLEND FURNISHED, WHETHER SUCH CLAIM IS BASED ON BREACH OF WARRANTY, CONTRACT, TORT, OR OTHER DAMAGES OR WHETHER ANY OTHER REMEDY PROVIDED HEREIN FAILS.

         9.       Force Majeure

                  9.01 B&W shall not be liable to Star by reason of delay for non-performance, if and so long as such delay or non-performance is caused by occurrences beyond the reasonable control of B&W (hereinafter "Force Majeure Event") including, but not limited to the following: acts of God; expropriation or confiscation of facilities; compliance with any regulation, order or law of any governmental authority; shortage or unavailability of Materials, equipment or labor through no fault of B&W; criminal acts; acts of war, rebellion, insurrection or sabotage, or damage resulting therefrom; fires, floods, explosions, and washouts; accidents, epidemics, breakdowns, riots, strikes or other industrial disturbances, whether direct or indirect; or any cause, whether or not of the same class or kind as those specifically named above, not within the reasonable control of the Party whose performance is affected. In the event a Force Majeure Event continues for more than sixty (60) days), Star may in its sole discretion, terminate the affected Order, or may terminate this Agreement within seventy-five (75) days from the date of the first occurrence of the Force Majeure Event.


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                  9.02 The Parties recognize that B&W will be manufacturing
cigarettes for its own needs and those of its Affiliated BAT Companies, [***].

         10.      Miscellaneous Provisions

                  10.01 B&W represents and warrants that it has and will have the available manufacturing capacity to and will produce on a timely basis Star's designated requirements of the Brands as specified in Star's Orders, subject to the annual volume limitation set forth in Paragraph 4.

                  10.02 Star will recognize, and will reimburse B&W for, the cost of any Tobacco Materials or Cigarette Materials which may become obsolete due to changes in specifications mandated as a result of changes in laws or regulations.

                  10.03 Star grants to B&W any license that may be necessary under any of Star's registered trademarks and issued or pending patents to enable B&W to fulfill its obligations under this Agreement.


Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


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                  10.04 No amendment or modification or addition to this
Agreement shall be binding upon either Party unless reduced to writing.

                  10.05 Any notice or other communication to either Party to this Agreement required or permitted hereunder shall be in writing and shall be deemed to be effective when received by such Party.

                  10.06 The validity, construction and performance of this Agreement shall be governed and interpreted in accordance with the laws of the State of Georgia.

                            [SIGNATURE PAGE FOLLOWS]


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              SIGNATURE PAGE TO CIGARETTE MANUFACTURING AGREEMENT

         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the effective date shown above.


                     BROWN & WILLIAMSON TOBACCO CORPORATION

                     By:
                           ------------------------------------
                     Date:
                           ------------------------------------

                     STAR TOBACCO AND PHARMACEUTICALS, INC.

                     By:
                           ------------------------------------
                     Date:
                           ------------------------------------


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